UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2023

WEWORK INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39419	85-1144904
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12 East 49th Street, 3rd Floor New York, NY	10017
(Address of principal executive offices)	(Zip Code)

(646) 389-3922

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	WE (1)	The New York Stock Exchange (1)
Warrants, each whole warrant exercisable for one share of Class A common stock (1)	WE WS (2)	(2)
Class A Common Stock Purchase Rights	—	The New York Stock Exchange

(1)

On November 7, 2023, WeWork Inc. (the “Company”) was notified by the staff of NYSE Regulation (“NYSE Regulation”) that it plans to file a delisting application with the Securities and Exchange Commission (the “SEC”) to delist the Company’s Class A common stock from the New York Stock Exchange (the “NYSE”) upon the completion of all applicable procedures. After the Form 25 is filed by NYSE Regulation, the delisting will become effective 10 days later. The deregistration of the Company’s Class A common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), will be effective for 90 days, or such shorter period as the SEC may determine, after filing of the Form 25. Upon deregistration of the Company’s Class A common stock under Section 12(b) of the Exchange Act, the Company’s Class A common stock will remain registered under Section 12(g) of the Exchange Act. The Company’s Class A common stock began trading on the OTC Pink Marketplace on November 8, 2023 under the symbol “WEWKQ.”

(2)

On August 22, 2023, the New York Stock Exchange filed a Form 25 to delist the Company’s warrants and remove such securities from registration under Section 12(b) of the Securities Exchange Act of 1934, as amended. Effective August 23, 2023, the registrant’s warrants are trading on the OTC Pink Marketplace under the symbol “WEWOW.”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 7, 2023, WeWork Inc. (the “Company” or “WeWork”) was notified by the staff of NYSE Regulation (“NYSE Regulation”) that it had determined to commence proceedings to delist the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”), from the New York Stock Exchange (the “NYSE”) and that trading in the Common Stock was suspended immediately. NYSE Regulation reached its decision that the Company is no longer suitable for listing pursuant to NYSE Listed Company Manual Section 802.01D after the Company and certain of its direct and indirect subsidiaries filed voluntary petitions to commence proceedings under Chapter 11 (the “Chapter 11 Cases”) of title 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of New Jersey (the “Bankruptcy Court”).

The NYSE will apply to the U.S. Securities and Exchange Commission (the “SEC”) to delist the Common Stock upon completion of all applicable procedures. The Company does not intend to appeal the determination and, therefore, it is expected that its Common Stock will be delisted from the NYSE.

As a result of the suspension and expected delisting, WeWork’s Common Stock commenced trading in the OTC Pink Marketplace under the symbol “WEWKQ”. The OTC Pink Marketplace is a significantly more limited market than the NYSE, and quotation on the OTC Pink Marketplace likely results in a less liquid market for existing and potential holders of the Common Stock to trade the Common Stock and could further depress the trading price of the Common Stock. The Company can provide no assurance that its Common Stock will continue to trade on this market, whether broker-dealers will continue to provide public quotes of the Common Stock on this market, or whether the trading volume of the Common Stock will be sufficient to provide for an efficient trading market. The transition to over-the-counter markets will not affect the Company’s business operations or its reporting requirements under the rules of the SEC.

Cautionary Note Regarding the Company’s Securities

The Company cautions that trading in its securities (including, without limitations, the Company’s Common Stock) during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases. The Company expects that holders of shares of the Company’s common stock could experience a significant or complete loss on their investment, depending on the outcome of the Chapter 11 Cases.

Cautionary Note Concerning Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K, including, but not limited to, statements regarding the delisting of the Company’s Common Stock from the NYSE and trading of the Company’s Common Stock on the OTC Pink Marketplace, may be deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Although WeWork believes the expectations reflected in these forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained, and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks, uncertainties and other factors. Such factors include, but are not limited to, risks and uncertainties regarding WeWork’s ability to successfully consummate and complete a plan of reorganization under Chapter 11; WeWork’s ability to continue operating in the ordinary course while the Chapter 11 Cases are pending; potential adverse effects of the Chapter 11 Cases on WeWork’s business, financial condition, liquidity and results of operations; WeWork’s ability to obtain timely approval by the Bankruptcy Court with respect to the motions filed in the Chapter 11 Cases; objections to WeWork’s recapitalization process or other pleadings filed with the Bankruptcy Court that could protract the Chapter 11 Cases; employee attrition and WeWork’s ability to retain senior management and other key personnel due to the distractions and uncertainties caused by the Chapter 11 Cases; WeWork’s ability to improve its liquidity and long-term capital structure and to address its debt service obligations through the Restructuring; WeWork’s ability to comply with the restrictions imposed by the terms and conditions of the potential financing arrangements; WeWork’s ability to find solutions with landlords to effectively and timely rationalize its real estate footprint; WeWork’s ability to effectively implement its strategic plan; WeWork’s liquidity needs to operate its business and execute its strategy, and related use of cash; WeWork’s ability to retain its members, attract new members, and maintain relationships with suppliers, customers, employees and other third parties and regulatory authorities as a result of the Chapter 11 Cases; the effects of the Restructuring and the Chapter 11 Cases on WeWork and on the interests of various constituents, including holders of WeWork’s common stock; the Bankruptcy Court’s rulings in the Chapter 11 Cases, including the approvals of the terms and conditions of any plan of reorganization and the outcome of the Chapter 11 Cases generally; the length of time that WeWork will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Cases; risks associated with third party motions in the Chapter 11 Cases, which may interfere with WeWork’s ability to consummate a plan of reorganization or an alternative restructuring; increased administrative and legal costs related to the Chapter 11 process; other litigation and inherent risks involved in a bankruptcy process; and the other risks and uncertainties disclosed in WeWork’s annual and quarterly periodic reports and other documents filed with the U.S. Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made. WeWork undertakes no duty or obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WEWORK INC.

Date: November 9, 2023	By:	/s/ Pamela Swidler
Name: Pamela Swidler Title: Chief Legal Officer

[Signature Page to 8-K re Delisting]